PRUDENTIAL FLEXGUARD INCOME

A SINGLE PREMIUM DEFERRED INDEX-LINKED AND VARIABLE ANNUITY (“B SERIES”)

Issued By
PRUCO LIFE INSURANCE COMPANY
With Variable Investment Options offered in connection with its
Pruco Life Flexible Premium Variable Annuity Account

SUMMARY PROSPECTUS FOR NEW INVESTORS
Dated: May 1, 2026

This summary prospectus summarizes certain key aspects of the Annuity. Before you (the “Owner”) invest you should also review the statutory prospectus for the Prudential FlexGuard Income B Series  Contract, which contains more information about the Annuity’s features, benefits, investment options, and risks. You can find this document and other information about the Annuity online at  www.prudential.com/regdocs/PLAZ-FlexGuard-INC-STAT. You can also obtain this information at no cost by calling 1-888-PRU-2888. Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at www.investor.gov.

The statutory prospectus describes all the investment options, features, and benefits that we make available under the Annuity. The availability of investment options, features and benefits described in the statutory prospectus may vary depending on the broker-dealer through which the Contract is sold (“financial intermediary variations”). We have identified all such financial intermediary variations that are known or reasonably available to us. See “Appendix G - Financial Intermediary Variations” in the statutory prospectus. Financial intermediary variations may be imposed by some broker-dealers without our knowledge. For example, your Financial Professional may not recommend a particular investment option or benefit to you because of a decision by the Financial Professional’s broker-dealer not to offer that investment option or benefit to its customers. Taking into consideration the breadth of our distribution network, we are unable to obtain information about all financial intermediary variations without unreasonable effort or expense. You should discuss with your Financial Professional any limitations, restrictions, or other variations related to the investment options, benefits or other features available to you through your Financial Professional.

You may cancel your Contract within 10 days of receiving it without paying fees or penalties, although we will apply the Interim Value adjustment. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid or your total Contract value. You should review the prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

The Contract is a complex investment and involves risks, including potential loss of principal. For the Index Strategies:

•	Depending on the Index Strategy, the maximum amount of loss that you could experience from negative Index performance, after taking into account the current limits on Index loss provided under the Annuity, ranges from 0% (with 100% buffer) to 95% (with 5% buffer).

•	The Company does not guarantee that the Annuity will always offer Index Strategies that limit Index losses, which would mean risk of loss of the entire amount invested.

•	The Company limits the amount you can earn on an Index Strategy.

○	For Point-to-Point with Cap Index Strategies, the Guaranteed Minimum Cap Rate equals 1% for a one-year Index Strategy Term, 5% for a three-year Index Strategy Term and 10% for a six-year Index Strategy Term.

○	For Enhanced Cap Rate Index Strategies, the Guaranteed Minimum Cap Rate equals 1% and the Guaranteed Maximum Spread equals 3% for a one-year Index Strategy Term.

○	For Step Rate Plus Index Strategies, the Guaranteed Minimum Step Rate equals 1% and the Guaranteed Minimum Participation Rate equals 60%.

○	For Tiered Participation Rate Index Strategies, the Guaranteed Minimum Participation Rate equals 100% and the Guaranteed Maximum Tier Level equals 35%.

○	For Dual Directional Index Strategies, the Guaranteed Minimum Cap Rate equals 1% for a one-year Index Strategy Term and 10% for a six-year Index Strategy Term.

The Annuity is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in surrender charges, taxes and tax penalties. In addition, premature withdrawals from an Index Strategy will result in Interim Value adjustments. In extreme circumstances, the maximum potential loss resulting from a negative Interim Value adjustment is 100% of the amount invested in an Index Strategy.

The Company’s obligations under the Annuity are subject to its financial strength and claims-paying ability.

The Securities and Exchange Commission has not approved or disapproved these securities or the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

GLOSSARY OF TERMS

We set forth here definitions of some of the key terms used throughout this prospectus. In addition to the definitions here, we also define certain terms in the section of the prospectus that uses such terms.

Account Value: The total value of any allocations in the Variable Option and the Index Strategies using the Interim Value for each Index Strategy on any Valuation Day other than the Index Strategy Start Date and Index Strategy End Date. On an Index Strategy Start Date, the Index Strategy Base applicable to that Index Strategy would be used instead of the Interim Value. On an Index Strategy End Date, the Index Strategy Base plus the Index Credit less any withdrawals or Benefit charge applicable to that Index Strategy would be used instead of the Interim Value.

Annual Income Amount:  The annual amount that can be withdrawn without being considered Excess Income under the attached living benefit during the Income Stage. The Annual Income Amount will vary from year to year and can be lower in one Annuity Year than in the prior Annuity Year even if no Excess Income is taken.

Annuitant/Joint Annuitant: The natural person upon whose life annuity payments made to the Owner are based.

Annuitization: The process by which you direct us to apply the Account Value to one of the available annuity options to begin making periodic payments to the Owner.

Application Sign Date: The date that you sign your application. For applications transmitted through electronic order entry, the Application Sign Date is the initial submission date prior to a wet signature, and the wet signature would not be used to determine the Application Sign Date.   Please speak to your Financial Professional regarding exceptions that may apply.

Annuity Year: The twelve-month period beginning on the Issue Date and continuing through and including the day immediately preceding the first anniversary of the Issue Date. Subsequent Annuity Years begin on the anniversary of the Issue Date and continue through and include the day immediately preceding the next anniversary of the Issue Date.

Beneficiary(ies): The natural person(s) or entity(ies) designated as the recipient(s) of the Death Benefit or to whom any remaining period certain payments may be paid in accordance with the “Annuity Period” section of the statutory prospectus.

Buffer: The amount of protected negative Index Return applied to the Account Value allocated to an Index Strategy at the end of an Index Strategy Term. Any negative Index Return in excess of the Buffer reduces the Account Value.

Cap Rate: The Cap Rate limits the amount of Index Credit that may be credited to the Index Strategy Base on any Index Strategy End Date when the Index Return is positive. A different Cap Rate may be declared for different Indices, Buffers, and different Index Strategy Terms. Cap Rates, upon renewal, may be higher or lower than the initial Cap Rate but will never be less than the Guaranteed Minimum Cap Rate. Renewal Cap Rates may differ from the Cap Rates used for new Annuity contracts or for other Annuity contracts issued at different times. The Guaranteed Minimum Cap Rate equals 1.00% for a one-year Index Strategy Term, 5.00% for a three-year Index Strategy Term and 10.00% for a six-year Index Strategy Term.

Code: The Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.

Contingent Deferred Sales Charge (“CDSC”): This is a sales charge that may be deducted when you make a surrender or take a partial withdrawal from your Annuity. We refer to this as a “contingent” charge because it is imposed only if you surrender or take a withdrawal from your Annuity. The CDSC is also referred to as a surrender charge in this prospectus.

Excess Income:  All or any portion of an Income Withdrawal under the Benefit that causes cumulative withdrawals to exceed the Annual Income Amount, including any applicable Contingent Deferred Sales Charge, in an Annuity Year during the Income Stage. Each withdrawal of Excess Income proportionally reduces the Annual Income Amount for future years.

Free Look: The right to examine your Annuity, during a limited period of time, to decide if you want to keep it or cancel it. The length of this time period, and the amount of refund, depends on applicable law and thus may vary by state. In addition, there is a different Free Look period that applies if your Annuity was sold to you as a replacement of a life insurance policy or another annuity contract. In your Annuity contract, your Free Look right is referred to as your “Right to Cancel.”

Good Order: Good Order is the standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and complies with all relevant laws and regulations; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates as we may require. We will notify you if an instruction is not in Good Order.

Income Deferral Rate: During the Savings Stage, the Income Deferral Rate is an annual percentage added to the Income Percentage each year until the Income Effective Date. The Income Deferral Rate is based on the age of the Protected Life or the younger of the Joint Protected Lives on the Index Effective Date and does not change for the life of the Contract.

Income Effective Date: The date you elect to start the Income Stage under the Benefit. The Income Effective Date must be on an Index Anniversary Date.

May 1, 2026Initial Summary Prospectus 1

Income Percentage: The rate applied under the Benefit to determine your initial Annual Income Amount. The Income Percentage is based on the age of the Protected Life, or the younger of the Joint Protected Lives on the Index Effective Date. Prior to the Income Effective Date, the Income Percentage includes any applicable Income Deferral Rate credits. If the Joint Protected Life has been added, changed, or removed before the Income Effective Date, the Annual Income Amount will be based on the applicable Income Percentage and Income Deferral Rate based on the younger of the Protected Life or Joint Protected Lives as of the Index Effective Date.

Income Withdrawals: During the Income Stage, the amounts allowed to be withdrawn under the Benefit without being considered Excess Income.

Index (Indices): The underlying Index or exchange traded fund associated with an Index Strategy and used to determine the Index Return in determining the Index Credit. You do not directly participate in an Index.

Index Anniversary Date: The same day, each calendar year, as the Index Effective Date. You may allocate available Account Value to a new Index Strategy(ies) or to the Variable Option or other options we make available on this date. You may allocate available Account Value to the same Index Strategy(ies) on this date once the Index Strategy(ies) has reached the Index Strategy End Date, as long as the same Index Strategy(ies) is still available.

Index Credit: The percent of Index Return used to calculate the amount you receive on an Index Strategy End Date. The Index Credit can be negative, meaning you can lose principal and prior earnings. This may be expressed as an amount or percentage.

Index Effective Date: The first day of the first Index Strategy allocation. The Index Effective Date will be the same as the Issue Date of your Annuity.

Index Linked Variable Income Benefit: A living benefit rider that is automatically included with the contract at issue and becomes effective on the Index Effective Date. This may also be referred to in the prospectus as the “Benefit.”

Index Return: The percentage change in the Index Value from the Index Strategy Start Date to the Index Strategy End Date, which is used to determine the Index Credit for an Index Strategy. An Index Return is calculated by taking the Index Value on the Index Strategy End Date, minus the Index Value on the Index Strategy Start Date, and then dividing the result by the Index Value on the Index Strategy Start Date.

Index Strategy(ies): Any Index linked Allocation Option we make available in the Annuity for crediting interest based on the underlying Index associated with the Index Strategy, Buffer, and Index Strategy Term. We may offer other Index Strategies from time to time, subject to our rules.

Index Strategy Base: The amount of Account Value allocated to an Index Strategy on an Index Strategy Start Date. The Index Strategy Base is used in the calculation of any Index Credit and in the calculation of the Interim Value. The Index Strategy Base is reduced for any Benefit charges, transfers or withdrawals that occur between an Index Strategy Start Date and Index Strategy End Date in the same proportion that the total withdrawal, transfer amount or Benefit charge reduced the Interim Value.

Index Strategy End Date: The last day of an Index Strategy Term. This is the day any applicable Index Credit would be credited to the Index Strategy.

Index Strategy Start Date: The first day of an Index Strategy Term.

Index Strategy Term: The time period allocated to each Index Strategy. The term begins on the Index Strategy Start Date and ends on the Index Strategy End Date.

Index Value: The value of the Index that is published by the Index provider at the close of each day that the Index is calculated. If an Index Value is not published for a particular Valuation Day, the closing Index Value of the next published Valuation Day will be used.

Interim Value: The value of an Index Strategy on any Valuation Day during an Index Strategy Term other than the Index Strategy Start Date and Index Strategy End Date. It is a calculated value (as described in the Interim Value section of the statutory prospectus) and is used when a withdrawal, death benefit payment, transfer, Annuitization, Benefit charge, or surrender occurs between an Index Strategy Start Date and Index Strategy End Date. During an Index Strategy Term, the Interim Value is included in the Account Value and Surrender Value.

Issue Date: The effective date of your Annuity. We will establish your Issue Date when we receive your complete Purchase Payment and all information that we require for the purchase of a Contract in Good Order.

Owner: The Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity.

Participation Rate: The percentage of any Index increase that will be used in calculating the Index Credit at the end of an Index Strategy Term for applicable Index Strategies. A different Participation Rate may be declared for different Index Strategies, Indices and Buffers. Participation Rates, upon renewal, may be higher or lower than the initial Participation Rate but will never be less than the Guaranteed Minimum Participation Rate. Renewal Participation Rates may differ from the Participation Rates used for new Annuity contracts or for other Annuity contracts issued at different times. The Guaranteed Minimum Participation Rate equals 100% for the Tiered Participation Rate Index Strategy. The Guaranteed Minimum Participation Rate equals 60% for the Step Rate Plus Index Strategy.

Performance Lock: A feature that allows you to capture the Performance Lock Value. A Performance Lock Request may be submitted on any Valuation Day prior to the Index Strategy End Date. Only one Performance Lock may be active for any given Index Strategy during a respective Index Strategy Term. Performance Locks may not be applied retroactively and must be for the full amount of the Performance Lock Value. Once “locked”, Index Credits will not apply on the Index Strategy End Date. Please see the “Performance Lock” section of the statutory prospectus for additional information.

May 1, 2026Initial Summary Prospectus 2

Performance Lock Value: The value of an Index Strategy at the end of any Valuation Day during an Index Strategy Term other than the Index Strategy Start Date and Index Strategy End Date. It is a calculated value that differs from the Interim Value Calculation and is used when a Performance Lock transaction occurs. Once “locked”, the Performance Lock Value will not fluctuate for the remainder of the current Index Strategy Term, unless a withdrawal or a reallocation were to occur.

Portfolio: An underlying mutual fund, or series thereof, in which a Variable Option of the Registered Separate Account invests. A Portfolio also may be referred to in this prospectus as an Underlying Portfolio.

Purchase Payment: A cash consideration in currency of the United States of America given to us in exchange for the rights, privileges, and benefits of the Annuity.

Savings Stage: The period of time from the Issue Date through the last Valuation Day immediately preceding the Annuity Date.

Service Center: The place to which all requests and payments regarding the Annuity are to be sent. We may change the address of the Service Center at any time and will notify you in advance of any such change of address. Please see “How to Contact Us” in  the statutory prospectus for the Service Center address.

Spread: On the Index Strategy End Date, the Spread reduces the value of positive Index Returns used in the calculation of Index Credits that may be applied to the Enhanced Cap Rate Index Strategy. The Spread percentage may vary by Index, Index Strategy Term, Cap Rate and Buffer. Multiple Spread options (known as Spread A and Spread B) with different Cap Rates may be offered with the same level of Buffer. Spreads, upon renewal, may be higher or lower than the initial Spread but will never be greater than the Guaranteed Maximum Spread. Renewal Spreads may differ from the Spreads used for new Annuity contracts or for other Annuity contracts issued at different times. The Guaranteed Maximum Spread equals 3.00% for a one-year Index Strategy Term.

Step Rate: The Step Rate is the declared rate that may be credited to amounts allocated to the applicable Index Strategies for any given Index Strategy Term if the Index Return is between zero (including zero) and the declared Step Rate. A different Step Rate may be declared for different Indices and Buffers. Step Rates, upon renewal, may be higher or lower than the initial Step Rate but will never be less than the Guaranteed Minimum Step Rate. Renewal Step Rates may differ from the Step Rates used for new Annuity contracts or for other Annuity contracts issued at different times. The Guaranteed Minimum Step Rate equals 1.00% for the Step Rate Plus Index Strategy.

Surrender Value: The Account Value less any applicable Contingent Deferred Sales Charge, any applicable Tax Charges, and any other applicable charges assessable as a deduction from the Account Value.

Tier Level: The declared Index Return that is used to determine which Participation Rate tier applies in the calculation of Index Credit in the Tiered Participation Rate Index Strategy. Tier Levels, upon renewal, may be higher or lower than the initial Tier Level but will never be more than the Guaranteed Maximum Tier Level. Renewal Tier Levels may differ from the Tier Levels used for new Annuity contracts or for other Annuity contracts issued at different times.

Valuation Day: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued, and an Index Strategy Index Value is published, not including any day: (1) trading on the NYSE is restricted; (2) an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Registered Separate Account impractical; or (3) the SEC, by order, permits the suspension or postponement for the protection of security holders.

Variable Option: A division of the Registered Separate Account. The Variable Option also may be referred to in this prospectus and the Contract as a Variable Investment Sub-account, Variable Sub-account, or Sub-account.

Waiting Period: The number of years a client is required to remain in the Savings Stage prior to establishing the Income Effective Date.

May 1, 2026Initial Summary Prospectus 3

OVERVIEW OF THE CONTRACT

Purpose of the Contract

The Prudential FlexGuard Income index-linked and variable annuity is a contract between you, the Owner, and Pruco Life Insurance Company, an insurance company. It is designed for retirement purposes, or other long-term investing, to help you save money for retirement, on a tax deferred basis, and provide income during your retirement. The Annuity provides for the potential accumulation of retirement savings through investment in certain Index Strategies and a Variable Option during the Savings Stage and opportunity for lifetime income through a built-in living benefit rider during the Income Stage and Insured Income Stage, as well as Annuitization options. The Annuity may be appropriate if you have a long-term investment horizon.

Phases of the Contract

The Annuity has three distinct stages, the Savings Stage, Income Stage and Insured Income Stage. During the Savings Stage the Annuity offers a Variable Option and Index Strategies as opportunities for growth or loss, with levels of downside protection available when allocating to the Index Strategies. Under the Index Linked Variable Income Benefit (“Benefit”), initial income payments are based on Account Value at the end of the Savings Stage which will, in part, reflect performance from investment in the Variable Option and Index Strategies. During the Income Stage the Benefit provides lifetime income with potential for increases in income and some downside protection.

The  Savings Stage is the period of time before the Income Effective Date. During the Savings Stage, you may allocate your Account Value among any of the Index Strategies and Variable Option. See “Investment Options”  as described in this section below. You must remain in the Savings Stage for at least as long as the Waiting Period. During the Savings Stage, the Income Percentage includes the initial Income Percentage and any Income Deferral Rate which is added to the Income Percentage each year until the Income Effective Date.

The Income Stage is the time period beginning on the Income Effective Date and ending on the Valuation Day the Insured Income Stage begins. You may only establish your Income Effective Date on an Index Anniversary following the Waiting Period. Upon establishing an Income Effective Date, you must elect to take your Annual Income Amount based on the Protected Life or the Joint Protected Lives in effect when we receive your request to do so in Good Order. There are limited Index Strategies and no Variable Options available during the Income Stage.

Once your Account Value is reduced to $0 as a result of Income Withdrawals in any Annuity Year that are less than or equal to the Annual Income Amount, we subsequently make  Insured Income Stage payments until the death of the Protected Life or until both Joint Protected Lives have died, as applicable. In the Annuity Year in which your Account Value is reduced to $0, the only Insured Income Stage payment due, if any, equals the Annual Income Amount not yet withdrawn in that Annuity Year. In subsequent Annuity Years, the Insured Income Stage payment equals the Annual Income Amount in effect as of the date the Account Value was reduced to $0.

Investment Options

Index Strategies: For each Index Strategy, we will apply an Index Credit (i.e., positive or negative interest) at the end of the Index Strategy Term to amounts allocated to the Index Strategy based, in part, on the performance of the Index. You could lose a significant amount of money if the Index declines in value.

We limit the negative Index Return used in calculating the Index Credit applied to an Index Strategy at the end of its Index Strategy Term. Each available Index Strategy provides a level of protection against negative Index Returns through a Buffer; however, negative Index Returns in excess of the Buffer will result in loss, which could be significant. For example, if the Index Return is -25% and the Buffer is 10%, we will apply a -15% Index Credit (the amount of negative Index Return that exceeds the Buffer) at the end of the Index Strategy Term, meaning you will experience a 15% loss. Note: a 100% Buffer will provide complete protection from Index losses. For example, if the Index Change is -25% and the Buffer is 100%, we will apply a 0% Index Credit (i.e., no loss) at the end of the Index Strategy Term. However, for any Index Strategy, there may be additional losses due to surrender charges, negative Interim Value adjustments, taxes and/or tax penalties.

The Company does not guarantee that the Annuity will always offer Index Strategies that limit Index losses.

We may limit the positive Index Return used in calculating Index Credit applied to an Index Strategy at the end of its Index Strategy Term through the use of a Cap, Spread, Step Rate or Participation Rate, as applicable.

•	Point-to-Point with Cap Index Strategy: A Point-to-Point with Cap Index Strategy allows for a positive Index Credit equal to the Index Return up to the Cap Rate. If the Index Return is positive but less than the Cap Rate, the Index Credit will be equal to the Index Return. If the Index Return is positive and equal to or greater than the Cap Rate, then the Index Credit will be equal to the Cap Rate. For example, assuming a Cap Rate of 5% and an Index Return of 10% (which is greater than the Cap Rate), we will apply a 5% Index Credit at the end of the Index Strategy Term, meaning you will experience a 5% gain. For Point-to-Point with Cap Index Strategies, the Guaranteed Minimum Cap Rate equals 1% for a one-year Index Strategy Term, 5% for a three-year Index Strategy Term and 10% for a six-year Index Strategy Term.

•	Enhanced Cap Rate Index Strategy: An Enhanced Cap Rate Index Strategy (only available for Annuities with an Application Sign Date on or after July 1, 2024) allows for a positive Index Credit up to a Cap Rate. Under the Enhanced Cap Rate Index Strategy, a Spread is deducted that reduces the value of any positive Index Return used in calculating the Index Credit. Deducting a Spread allows for higher Cap Rates than the Point-to-Point with Cap Index Strategy. If the Index Return is positive and greater than or equal to the Cap Rate plus

May 1, 2026Initial Summary Prospectus 4

the Spread, the Index Credit is equal to the Cap Rate. If the Index Return is positive and greater than the Spread, but less than the Cap Rate plus the Spread, the Index Credit is equal to the Index Return minus the Spread. If the Index Return is greater than or equal to zero, and less than or equal to the Spread, the Index Credit is zero. For example, assume the Spread is 2% and the Cap Rate is 15%. If the Index Return is 18% (which is greater than the Cap Rate plus the Spread), we will apply a 15% Index Credit at the end of the Index Strategy Term, meaning you will experience a 15% gain. If the Index Return is instead 10% (which is less than the Cap Rate plus the Spread), we will deduct the Spread from the Index Return. We will apply an 8% Index Credit at the end of the Index Strategy Term, meaning you will experience an 8% gain. If the Index Return is instead 1% (which is greater than zero but less than the Spread), the Index Credit would be 0%, meaning that you would not experience a gain or a loss. For Enhanced Cap Rate Index Strategies, the Guaranteed Minimum Cap Rate equals 1% and the Guaranteed Maximum Spread equals 3% for a one-year Index Strategy Term.

•	Step Rate Plus Index Strategy: A Step Rate Plus Index Strategy allows for a positive Index Credit equal to the greater of the Index Return multiplied by a Participation Rate or the Step Rate. If the Index Return is between zero (including zero) and the Step Rate, the Index Credit will be equal to the Step Rate. If the Index Return is greater than the Step Rate, the Index Credit will be equal to the greater of (a) the Index Return multiplied by the Participation Rate or (b) the Step Rate. For example, assume the Step Rate is 4% and the Participation Rate is 60%. If the Index Return is 5%, we will apply the Step Rate to calculate the Index Credit because the Step Rate (4%) is greater than the Index Return multiplied by the Participation Rate (5% x 60% = 3%). The Index Credit at the end of the Index Strategy Term will be 4%, meaning you will experience a 4% gain. If the Index Return is instead 10%, we will apply the Participation Rate rather than the Step Rate because the Index Return multiplied by the Participation Rate (10% x 60% = 6%) will be greater than the Step Rate (4%). The Index Credit at the end of the Index Strategy Term will be 6%, meaning you will experience a 6% gain. For Step Rate Plus Index Strategies, the Guaranteed Minimum Step Rate equals 1% and the Guaranteed Minimum Participation Rate equals 60%.

•	Tiered Participation Rate Index Strategy: A Tiered Participation Rate Index Strategy allows for a positive Index Credit equal to the Index Return multiplied by one or two Participation Rates. If the Index Return is between zero and the Tier Level, then the Index Credit will be equal to the Index Return multiplied by the Participation Rate for the 1st tier. If the Index Return is greater than or equal to the declared Tier Level, the Index Credit will be the sum of the Tier Level multiplied by the Participation Rate for the 1st tier and the remaining Index Return multiplied by the Participation Rate for the 2nd tier. For example, assume the 1st Tier Participation Rate is 100%, the 2nd Tier Participation Rate is 120% and the Tier Level is 10%. If the Index Return is 5%, we will apply the 1st Tier Participation Rate to the entire Index Return. The 2nd Tier Participation Rate will not apply to any portion of the Index Return because the Index Return is lower than the Tier Level. The Index Credit at the end of the Index Strategy Term will be 5% (i.e., 5% x 100%), meaning you will experience a 5% gain. If the Index Return is instead 15%, we will apply the 1st Tier Participation Rate to the first 10% of Index Return and the 2nd Tier Participation Rate to the remaining 5% of Index Return. The Index Credit at the end of the Index Strategy Term will be 16% (i.e., (10% x 100%) + (5% x 120%)), meaning you will experience a 16% gain. For Tiered Participation Rate Index Strategies, the Guaranteed Minimum Participation Rate equals 100% and the Guaranteed Maximum Tier Level equals 35%.

•	Dual Directional Index Strategy: A Dual Directional Index Strategy allows for an Index Credit equal to the Index Return up to a Cap Rate when the Index Return is positive and an Index Credit equal to the absolute value of the Index Return, not limited by a Cap Rate, when the Index Return is negative and equal to or within the Buffer. The absolute value of the Index Return is the value without regard to the mathematical sign (positive or negative) of the Index Return. This means that if the Index Return is positive and equal to or greater than the Cap Rate, then the Index Credit is equal to the Cap Rate. If the Index Return is zero or positive, but less than the Cap Rate, the Index Credit is equal to the Index Return. For example, assuming a Cap Rate of 4% and an Index Return of 8% (which is greater than the Cap Rate), we will apply a 4% Index Credit at the end of the Index Strategy Term, meaning you will experience a 4% gain. This also means that if the Index Return is negative and equal to or within the Buffer, we will apply an Index Credit. For example, assuming a 10% Buffer and an Index Return of negative 8% (which is within the 10% Buffer), we will apply a positive 8% (the absolute value of the Index Return) Index Credit at the end of the Index Strategy Term, meaning you will experience an 8% gain. If the Index Return is instead a negative 12% (which exceeds the 10% Buffer), we will apply a negative 2% Index Credit at the end of the Index Strategy Term, meaning you will experience a 2% loss. For Dual Directional Index Strategies, the Guaranteed Minimum Cap Rate equals 1% for a one-year Index Strategy Term and 10% for a six-year Index Strategy Term.

Variable Options: The Variable Option we make available invests in a Portfolio whose share price generally fluctuates each day. The Variable Option does not provide any level of protection against negative returns. You are at risk of losing principal and any earnings if you allocate funds to the Portfolio. The assets that are held in support of the Variable Option are kept separate from all our other assets and may not be chargeable with liabilities arising out of any other business we may conduct. Variable Options are not available at issue.

Additional information about the Index Strategies and the Portfolio is provided in  Appendix A to the prospectus.

Contract Features

Index Linked Variable Income Benefit: The Benefit provides lifetime income payments initially based on a percentage of your Account Value and is built-in to your Annuity. Income Withdrawals can begin once the Waiting Period expires. Once Income Withdrawals begin your Index Strategies are limited to the 1-year Point-to-Point with Cap, 1-year Dual Directional, 1-year Step Rate Plus, and 1-year Enhanced Cap Rate Index Strategies.* If you no longer want or need the Benefit, you can cancel it from your Annuity after three (3) years. If you cancel the Benefit, we stop assessing the Benefit charge and you will not be allowed to re-elect the Benefit.

*Enhanced Cap Rate Index Strategies are only available on annuities with an Application Sign Date on or after July 1, 2024.

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Performance Lock:  For Annuities with an Application Sign Date on or after December 15, 2022, and subject to state approval, during the Savings Stage you can capture the Performance Lock Value of an Index Strategy at the end of any Valuation Day during the Index Strategy Term through our Performance Lock feature. If you exercise a Performance Lock, you will no longer participate in the Index Strategy performance for the remainder of the current Index Strategy Term and you may receive less than the full Index Credit, or less than the full protection of the Buffer, than you would have received if you waited for us to apply the Index Credit on the Index Strategy End Date.

Death Benefits:  You may name a Beneficiary to receive the proceeds of your Annuity upon your death. Your death benefit must be distributed within the time period required by the tax laws. The Death Benefit is the Return of Purchase Payments Death Benefit. Please see “The Return of Purchase Payments Death Benefit” in the statutory prospectus  for more information.

Annuitization: During Annuitization, you can elect to receive annuity payments (1) for life with a guaranteed minimum number of payments or (2) based on joint lives. We currently make annuity payments available on a fixed basis. After Annuitization, you will be unable to make withdrawals from the Contract. The Index Linked Variable Income Benefit and the Death Benefit terminate upon Annuitization. We reserve the right to make available other annuity options. See the “Annuity Period” section of the statutory prospectus.

Withdrawals: You can withdraw a limited amount of money from your Annuity on an annual basis without any surrender charges. Other product features allow you to access your Account Value at any time, although a surrender charge may apply. All withdrawals may be subject to ordinary income tax and may be subject to a 10% additional tax for withdrawals taken prior to age 59 ½. In addition, withdrawals taken from Index Strategies may be subject to negative Interim Value adjustments.

Contract Adjustments

You could lose a significant amount of money due to an Interim Value adjustment if amounts are removed from an Index Strategy prior to the end of an Index Strategy Term. An Interim Value adjustment will apply upon any withdrawal, death benefit payment, transfer, Annuitization, Benefit charge or surrender that occurs during an Index Strategy Term other than on the Index Strategy Start Date or Index Strategy End Date. An Interim Value adjustment may be positive, negative or equal to zero. A negative Interim value adjustment will result in loss.

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Important Information You Should Consider About the Contract
Fees, Expenses, and Adjustments
Are there Charges or Adjustments for Early Withdrawals?

Yes
Surrender Charges: If you withdraw money from the Contract within  6 years following your Contract Issue Date, you may be assessed a surrender charge. The maximum surrender charge is  8.0% applied against Account Value being withdrawn, and a surrender charge may be assessed up to 6 years after the Issue Date of your Contract. If you make an early withdrawal, you could pay a surrender charge of up to  $8,000 on a $100,000 withdrawal. Losses from surrender charges will be greater if there are also negative Interim Value adjustments, taxes, or tax penalties.
Interim Value Adjustments: If all or a portion of Account Value is removed from an Index Strategy before the end of the Index Strategy Term, we will apply an Interim Value adjustment, which may be negative. In extreme circumstances, you could lose up to 100% of your investment in an Index Strategy due to a negative Interim Value adjustment. For example, if you allocate $100,000 to an Index Strategy with a 3-year Strategy Term and later make a withdrawal before the 3 years have ended, you could lose your $100,000 investment. Losses from negative Interim Value adjustments will be greater if you also have to pay a surrender charge, taxes or tax penalties. An Interim Value adjustment will apply upon any withdrawal, death benefit payment, transfer, Annuitization, Benefit charge or surrender that occurs during an Index Strategy Term other than on the Index Strategy Start Date or Index Strategy End Date.
For more information on surrender charges and Interim Value adjustments, please refer to the “Fee Table” and  "Charges and Adjustments” sections of the statutory prospectus.

Are there Transaction Charges?

Yes
In addition to surrender charges and Interim Value adjustments, you may also be charged for additional copies of reports. For more information, please refer to the “Fee Table” and “Charges and Adjustments” sections of the statutory prospectus.

May 1, 2026Initial Summary Prospectus 7

Important Information You Should Consider About the Contract
Fees, Expenses, and Adjustments
Are there Ongoing Fees and Expenses?

Yes
The table below describes the fees and expenses that you may pay each year, depending on the investment options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
There is an implicit ongoing fee on the Index Strategies to the extent that an Index Strategy’s Cap Rate, Spread, Participation Rate, or Step Rate, as applicable, limit the positive Index Return used in calculating the Index Credit that may be applied to an Index Strategy at the end of an Index Strategy Term. This means that your returns may be lower than the Index Return. In return for accepting this limit on Index gains, you will receive some protection from Index losses. This implicit ongoing fee is not reflected in the tables below.

	Annual Fee	Minimum	Maximum
	Base Contract Fees	1.20%(1) 1.45%(2)	1.30%(1) 1.45%(2)
	Portfolio Company fees and expenses	0.57%	0.57%
	Optional benefits available for an additional charge (for a single optional benefit, if elected)	None	None

(1) Insurance Charge: A percentage of the net assets of the Variable Option. For Purchase Payments equal to or greater than $1,000,000 the charge will be 1.20%.
(2) Index Linked Variable Income Benefit charge. A percentage of the Account Value. The Benefit is included upon issuance of the Contract. The Benefit may be cancelled after three years. If it is cancelled the Benefit charge will no longer apply.
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges and negative Interim Value adjustments that substantially increase costs.

	Lowest Annual Cost $3,406	Highest Annual Cost $3,406

Assumes:

  Investment of $100,000

  5% annual appreciation

  Least expensive Portfolio fees and expenses

  Index Linked Variable Income Benefit Charge

  No sales charges

  No subsequent Purchase Payments, transfers or withdrawals

Assumes:

  Investment of $100,000

  5% annual appreciation

  Most expensive Portfolio fees and expenses

  Index Linked Variable Income Benefit Charge

  No sales charges

  No subsequent Purchase Payments, transfers or withdrawals

For more information on ongoing fees and expenses, please refer to the “Fee Table” and “Charges and Adjustments” sections of the statutory prospectus.

May 1, 2026Initial Summary Prospectus 8

Risks
Is there a Risk of Loss from Poor Performance?

Yes
You can lose money by investing in the Contract.
Under an Index Strategy, the maximum amount of loss that you could experience from negative Index performance at the end of an Index Strategy Term, after taking into account the current limits on Index loss provided under the Contract, is: 95% loss for a 5% Buffer; 90% loss for a 10% Buffer; 85% loss for a 15% Buffer; 80% loss for a 20% Buffer; 70% loss for a 30% Buffer; or 0% loss for a 100% Buffer. The Company does not guarantee that the Contract will always offer Index Strategies that limit Index losses, which would mean a risk of loss of the entire amount invested.
For more information on the risk of loss, please refer to the “Principal Risks of Investing in the Contract” section of  the statutory prospectus.

Is this a Short-Term Investment?

No
The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Contract is designed to provide benefits on a long-term basis. Because of the long-term nature of the Contract, you should consider whether the Contract is consistent with your financial situation and objectives.
Amounts withdrawn from the Contract may result in surrender charges, taxes and tax penalties. In addition, removing amounts from an Index Strategy prior to the Index Strategy End Date may result in a negative Interim Value adjustment and loss of positive Index performance.
Removing a portion of amounts in an Index Strategy prior to the Index Strategy End Date will also result in an immediate reduction to your Index Strategy Base. The Index Strategy Base will be proportionately reduced, and the proportionate reduction could be greater than the amount removed. Reductions to your Index Strategy Base will result in lower Interim Values for the remainder of the Index Strategy Term and less positive Index Credit (if any) on the Index Strategy End Date.
At the end of an Index Strategy Term, amounts in the matured Index Strategy will be reallocated, withdrawn or otherwise processed according to your instructions. You must provide instructions for reallocation by the Index Anniversary Date corresponding to the Index Strategy End Date. In the absence of instructions, if the same Index Strategy is available, amounts in the matured Index Strategy will be automatically re-invested in the same Index Strategy for a new Index Strategy Term. During the Savings Stage, if the same Index Strategy is no longer available, amounts in the matured Index Strategy will be automatically transferred to the Variable Option. Amounts in the Variable Option  may be transferred to an Index Strategy on the next Index Anniversary Date. During the Income Stage, if the same Index Strategy is no longer available and we have no additional instructions, amounts in the matured Index Strategy will be automatically transferred into the Index Strategy with, in order of priority, the shortest Index Strategy Term, the highest Buffer, and the lowest Cap Rate.
For more information on the short-term investment risks, please refer to the “Principal Risks of Investing in the Contract,” “Charges and Adjustments” and “General Description of Contracts - Transfer and Reallocation Guidelines” sections of  the statutory prospectus.

May 1, 2026Initial Summary Prospectus 9

Risks
What are the Risks Associated with the Investment Options?

An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract, including the Index Strategies and the Variable Option. Each investment option has its own unique risks. You should review the investment options before making an investment decision.
For the Index Strategies:

  The Cap Rate, Spread, Participation Rate or Step Rate, as applicable, may limit positive Index Credits (i.e., limited upside). This may result in you earning less than the Index Return. For example:

  Point-to-Point with Cap Index Strategy. Assuming a Cap Rate of 5% and an Index Return of 10% (which is greater than the Cap Rate), we will apply a 5% Index Credit at the end of the Index Strategy Term.

  Enhanced Cap Rate Index Strategy. Assuming a Spread of 2%, Cap Rate of 15% and Index Return of 18% (which is greater than the Cap Rate plus the Spread), we will apply a 15% Index Credit at the end of the Index Strategy Term. If the Index Return is instead 10% (which is less than the Cap Rate plus the Spread), we will deduct the Spread from the Index Return and apply an 8% Index Credit at the end of the Index Strategy Term. If the Index Return is instead 1% (which is greater than zero but less than the Spread), the Index Credit would be 0%.

  Step Rate Plus Index Strategy. Assume the Step Rate is 4% and the Participation Rate is 60%. If the Index Return is 5%, we will apply the Step Rate to calculate the Index Credit because the Step Rate (4%) is greater than the Index Return multiplied by the Participation Rate (5% x 60% = 3%). The Index Credit at the end of the Index Strategy Term will be 4%. If the Index Return is instead 10%, we will apply the Participation Rate rather than the Step Rate because the Index Return multiplied by the Participation Rate (10% x 60% = 6%) will be greater than the Step Rate (4%). The Index Credit at the end of the Index Strategy Term will be 6%.

  Dual Directional Index Strategy. Assuming a Cap Rate of 4% and an Index Return of 8% (which is greater than the Cap Rate), we will apply a 4% Index Credit at the end of the Index Strategy Term.

  The Buffer may limit negative Index Credits (i.e., limited protection in the case of market decline). For example, if the Index Return is -25% and the Buffer is 10%, we will apply a -15% Index Credit (the amount of negative Index Return that exceeds the Buffer) at the end of the Index Strategy Term.

  There may be losses due to surrender charges, negative Interim Value adjustments, and taxes and tax penalties.

Index performance is on a “price return” basis, not a “total return” basis, and therefore does not reflect dividends paid on the securities composing the Index. In addition, if the Index is an exchange-traded fund (ETF), the ETF deducts fees and costs that reduce Index performance. These factors will reduce the Index Return and will cause the Index to underperform a direct investment in the securities composing the Index.
For more information on the risks associated with investment options, please refer to the “Principal Risks of Investing in the Contract,” “Investment Options” and “Appendix A” sections of  the statutory prospectus.

What are the Risks Related to the Insurance Company?

An investment in the Contract is subject to the risks related to the Company. Any obligations (including under the Index Strategies), guarantees, or benefits are subject to the claims-paying ability of the Company. More information about the Company, including its financial strength ratings, is available upon request. Such requests can be made toll-free at 1-888-PRU-2888.
For more information on the insurance company risks, please refer to the “Principal Risks of Investing in the Contract”  section of  the statutory prospectus.

May 1, 2026Initial Summary Prospectus 10

Restrictions
Are there Restrictions on the Investment Options?

Yes
There are restrictions that may limit the investment options that you may choose, and there are limitations on the transfer of Account Value among investment options.

  Account Value may be transferred to an Index Strategy, or among Index Strategies, only on an Index Strategy End Date.

  Account Value in the Variable Option may be transferred to an Index Strategy only on an Index Anniversary Date.

  During the Savings Stage, Account Value transferred from an Index Strategy to the Variable Option prior to the Index Strategy End Date will result in an Interim Value adjustment, which may be negative.

  During the Income Stage, no Index Strategies are available other than the 1-year Point-to-Point with Cap, 1-year Dual Directional, 1-year Step Rate Plus, and 1-year Enhanced Cap Rate* Index Strategies. The Variable Option is not available during the Income Stage.

We reserve the right to:

  Remove or substitute Portfolios and close the Variable Option;

  Add or remove Index Strategies (there is no guarantee that any Index Strategy will be available in the future);

  Change the features of an Index Strategy from one Index Strategy Term to the next, including the Index, Cap Rate, Spread, Participation Rate, Step Rate, and Buffer, as applicable, subject to any minimum guarantees; and

  Substitute the Index of an Index Strategy during its Index Strategy Term.

We will not accept any additional Purchase Payments under the Contract.
We may impose limitations on an investment professional’s or investment advisor’s ability to request financial transactions on your behalf.
*Enhanced Cap Rate Index Strategies are only available on annuities with an Application Sign Date on or after July 1, 2024.
Certain Investment Options may not be available through certain financial intermediaries. See Appendix G, “Financial Intermediary Variations” and the Cover Page of the statutory prospectus  for additional information.
For more information on investment and transfer restrictions, please refer to the “Principal Risks of Investing in the Contract,” “Investment Options,” “General Description of Contracts - Transfer and Reallocation Guidelines,” “What are the Separate Accounts?,” “Financial Professional Permission to Forward Transaction Instructions” and “Appendix A” sections of  the statutory prospectus.

Are there any Restrictions on Contract Benefits?

Yes
There are restrictions and limitations relating to benefits offered under the Contract (e.g., Index Linked Variable Income Benefit, Death Benefit).
Except as otherwise provided, Contract benefits may not be modified or terminated by the Company.
For the Index Linked Variable Income Benefit:

  The Contract is automatically issued with the Index Linked Variable Income Benefit, with an additional charge. You cannot voluntarily terminate the Benefit (and its charge) until after your 3rd Contract Year.

  Income Withdrawals may not begin until the Income Stage. You can elect to begin the Income Stage only on an Index Anniversary Date after the Waiting Period.

  Excess Income may affect the availability of the Benefit by reducing it by an amount greater than the value withdrawn and could terminate the Benefit and the Contract.

For the Performance Lock:

  The Performance Lock is only available during the Savings Stage and is not available during the Income Stage.

  We reserve the right to limit the use of the Performance Lock feature for certain Index Strategies.

  We may discontinue the use of this feature for future Performance Lock requests at any time.

Withdrawals may significantly reduce the Death Benefit, perhaps by more than the amount withdrawn.
For more information on the benefits under the Contract, please refer to the “Benefits Available Under the Contract” and “Performance Lock” sections of  the statutory prospectus.
Certain Contract Benefits may not be available through certain financial intermediaries. See Appendix G, “Financial Intermediary Variations” and the Cover Page of the statutory prospectus  for additional information.

May 1, 2026Initial Summary Prospectus 11

Taxes
What are the Contract’s Tax Implications

You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract. There is no additional tax benefit if you purchase the Contract through a tax-qualified plan or individual retirement account “(IRA)”. Withdrawals will be subject to ordinary income tax, and may be subject to a 10% additional tax for distributions taken prior to age 59½.
For more information on tax implications, please refer to the “Taxes” section of  the statutory prospectus.

Conflicts of Interest
How are Investment Professionals Compensated?

Investment professionals may receive compensation for selling the Contract to investors and may have a financial incentive to offer or recommend the Contract over another investment. This compensation is paid in the form of commissions, based on the amount of your investment in the Contract.
For more information on investment professional compensation, please refer to the Statement of Additional Information.

Should I Exchange My Contract?

Some investment professionals may have a financial incentive to offer you an annuity in place of the one you already own. You should only exchange your contract if you determine after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is preferable to purchase the new contract, rather than continue to own your existing contract.
For more information on commissions and exchanges, please refer to the Statement of Additional Information.

May 1, 2026Initial Summary Prospectus 12

BENEFITS AVAILABLE UNDER THE CONTRACT

The following table summarizes information about the benefits available under the Annuity.

Certain Contract Benefits may not be available through certain financial intermediaries. See Appendix G, “Financial Intermediary Variations” and the Cover Page of the statutory prospectus  for additional information.

Name of Benefit	Purpose	Standard or Optional	Maximum Fee	Brief Description of Restrictions/Limitations
Index Linked Variable Income Benefit

The built-in Benefit associated with the Annuity is a variable income benefit that allows you to receive your annual withdrawal amount over one lifetime (“Protected Life”), or over the Owner/Annuitant and their spouse’s lifetime (“Joint Protected Lives”). The Benefit provides lifetime income payments initially based on a percentage of your Account Value.

		Standard	1.45% (of the Account Value on the Index Anniversary Date)

  If you remove the Benefit before Income Withdrawals begin, you will have paid for the Benefit without receiving any of its advantages.

  If you remove the Benefit, you cannot re-elect it at any point in the future.

  Income Withdrawals and the Benefit may also end prematurely if you take Excess Income or you annuitize your Contract.

  Benefit charges deducted prior to an Index Strategy End Date will result in an Interim Value adjustment, which may be negative.

  Income Withdrawals may not begin until the Income Stage, and you can elect to begin the Income Stage only on an Index Anniversary Date after the Waiting Period.

  Withdrawals prior to the Income Stage will reduce the Benefit, perhaps significantly, because your future Annual Income Amount will be calculated using a lower Account Value.

  During the Income Stage, no Index Strategies are available other than the 1-year Point-to-Point with Cap, 1-Year Dual Directional, 1-year Step Rate Plus, and 1-year Enhanced Cap Rate* Index Strategies.

  Withdrawals of the Annual Income Amount may be subject to negative Interim Value adjustments and tax consequences.

  Excess Income may be subject to surrender charges, negative Interim Value adjustments, and tax consequences.

  Excess Income may significantly reduce the Annual Income Amount for future Annuity Years, potentially by more than the amount withdrawn.

Return of Purchase Payments Death Benefit	Provides protection for your Beneficiary(ies) by ensuring that they receive the greater of the Return of Purchase Payments Amount and Account Value.	Standard	0%

  The Death Benefit may not be electively terminated.

  The Death Benefit will terminate upon a change of Owner or Annuitant. The Death Benefit for any changed Owner or Annuitant will be Account Value.

  Withdrawals may significantly reduce the benefit, potentially by more than the amount withdrawn.

  The Death Benefit will terminate upon entering the Insured Income Stage for a single Protected Life or if you annuitize your Annuity.

May 1, 2026Initial Summary Prospectus 13

Name of Benefit	Purpose	Standard or Optional	Maximum Fee	Brief Description of Restrictions/Limitations
Performance Lock	Captures the Performance Lock Value of an Index Strategy at the end of any Valuation Day during the Index Strategy Term.	Standard	0%

  Only one Performance Lock may occur for any given Index Strategy during an Index Strategy Term.

  May not be applied retroactively and must be for the full amount of the Performance Lock Value.

  Cannot be reversed.

  Performance Lock Value will no longer participate in the Index Strategy performance for the current Index Strategy Term.

  Performance Lock Value cannot be reallocated until the next Index Anniversary Date.

  We reserve the right to limit the use of the Performance Lock feature for certain Index Strategies.

  We may discontinue the use of this feature for future Performance Lock requests at any time.

Systematic Withdrawal Program	An administrative program designed for you to withdraw a specified amount from your Annuity on an automated basis at the frequency you select.	Standard	0%

  Not available if you are receiving substantially equal periodic payments under Sections 72(t) and 72(q) of the Code or Required Minimum Distributions.

  Terminates upon change of ownership or assignment.

  Systematic withdrawals may be subject to surrender charges, negative Interim Value adjustments, and tax consequences.

*Enhanced Cap Rate Index Strategies are only available on annuities with an Application Sign Date on or after July 1, 2024.

May 1, 2026Initial Summary Prospectus 14

BUYING THE CONTRACT

In order to purchase the Annuity, you must be no younger than age 45 and no older than age 80. Also, we require a minimum Purchase Payment of $25,000. We must approve any complete Purchase Payment where the total amount equals $1,000,000 or more. See your Financial Professional to complete an application.

The minimum age for Purchase applies to the youngest Owner as of the day we would issue the Annuity. The maximum age for Purchase applies to the oldest Owner as of the day we would issue the Annuity. If the Annuity is to be owned by an entity, the minimum age applies to the youngest Annuitant and the maximum age applies to the oldest Annuitant as of the day we would issue the Annuity.

PURCHASE PAYMENTS

A Purchase Payment is the money you give us to invest in the Annuity. This product is a single premium contract, which means any additional Purchase Payments will not be accepted once the contract has been issued. All Purchase Payment(s) making up the single premium are required prior to issuing the contract. Purchase Payments must be received within 60 days of the application signed date; the money will remain un-invested until all monies are received and the Contract is issued.

After you purchase your Annuity, you will have a limited period of time during which you may cancel (or “Free Look”) the purchase of your Annuity. Your request for a Free Look must be received in Good Order within the applicable time period.

ALLOCATION OF PURCHASE PAYMENT

Issuance of an Annuity represents our acceptance of the complete Purchase Payment. You may allocate your Purchase Payment to Index Strategies only. Allocations must be made in whole percentages and must equal 100%.

If the Index Effective Date is not a Valuation Day, the initial index value for the Index Effective Date will be the following Valuation Day that the Index is calculated and published.

In addition to the Index Strategies, the PSF PGIM Government Money Market Portfolio is available after issue under limited circumstances.

CREDITING PURCHASE PAYMENTS TO YOUR ACCOUNT

We will issue your Annuity and allocate your complete Purchase Payment within two Business Days after we receive your complete Purchase Payment and all information that we require for the purchase of an Annuity in Good Order. We reserve the right to reject a Purchase Payment that is comprised of multiple payments paid to us over a period of time.

May 1, 2026Initial Summary Prospectus 15

MAKING WITHDRAWALS: ACCESSING THE MONEY IN YOUR CONTRACT

WITHDRAWALS

During the Savings Stage, you have access to your money by taking partial withdrawals from your Annuity. Please note that withdrawals may be subject to tax and may be subject to a Contingent Deferred Sales Charge. Withdrawals taken from an Index Strategy before the Index Strategy End Date will be based on the Interim Value. In addition, any time a partial withdrawal occurs before the Index Strategy End Date, the Index Strategy Base will be reduced in the same proportion that the total withdrawal reduced the Interim Value. You may withdraw up to 10% of the Purchase Payment during the first Annuity Year and 10% of the Account Value on the previous Contract Anniversary Date after the first Annuity Year without being subject to a Contingent Deferred Sales Charge.

Our Systematic Withdrawal Program is an administrative program designed for you to withdraw a specified amount from your Annuity on an automated basis at the frequency you select. This program is available to you at no additional charge. Systematic withdrawals can be made from your Account Value allocated to the Index Strategies or Variable Option. Please note that systematic withdrawals may be subject to any applicable Contingent Deferred Sales Charges.

During the Income Stage, Income Withdrawals reduce the Annual Income Amount available during an Annuity Year by the amount of the Withdrawal. Income Withdrawals during an Annuity Year that, in total, do not exceed the Annual Income Amount are not subject to any Contingent Deferred Sales Charges. Any unused Annual Income Amount cannot be carried over for use in future years.

Once your Account Value is reduced to $0 as a result of Income Withdrawals in any Annuity Year that are less than or equal to the Annual Income Amount, we subsequently make Insured Income Stage payments until the death of the Protected Life or until both Joint Protected Lives have died, as applicable. In the Annuity Year in which your Account Value is reduced to $0, the only Insured Income Stage payment due, if any, equals the Annual Income Amount not yet withdrawn in that Annuity Year. In subsequent Annuity Years, the Insured Income Stage payment equals the Annual Income Amount in effect as of the date the Account Value was reduced to $0.

You may elect to annuitize your Annuity to receive income through fixed annuity payments over your lifetime. If you elect to receive annuity payments, you convert your Account Value into a stream of future payments. This means in most cases you no longer have an Account Value and therefore cannot make withdrawals. We offer different types of annuity options to meet your needs. See “Annuity Period” in the statutory prospectus for more information.

SURRENDER VALUE

During the Savings Stage and Income Stage, you can surrender your Annuity at any time and will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity. Your Surrender Value is equal to the Account Value less any applicable Contingent Deferred Sales Charges, any pro-rated Benefit charge, and any applicable Tax Charges.

We apply as a threshold, in certain circumstances, a minimum Surrender Value of $2,000. We will not allow you to take any withdrawals that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. See “Annuity Period” in the statutory prospectus for information on the impact of the minimum Surrender Value at Annuitization.

Your Surrender Value taken from an Index Strategy before the Index Strategy End Date will be based on the Interim Value. Please refer to the Index Strategy Prospectus for more information on Interim Value.

May 1, 2026Initial Summary Prospectus 16

ADDITIONAL INFORMATION ABOUT FEES

The following tables describe the fees, expenses, and adjustments that you will pay when buying, owning, and surrendering or making withdrawals from an investment option or from the Annuity. Please refer to your Annuity specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the Annuity, surrender or make withdrawals from an investment option or from  the Annuity, or transfer Account Value between investment options. State premium taxes may also be deducted.

Transaction Expenses	Maximum
Sales Charge Imposed on Purchases	None
Deferred Sales Charge (as a percentage applied against Account Value being withdrawn)[1]	8.00%
Transfer Fee	None
Additional Copies of Reports	$50
1.	Withdrawal Charges in subsequent years*

Annuity Year	Percentage Applied Against Account Value being Withdrawn
Contract Year 1	8.0%
Contract Year 2	8.0%
Contract Year 3	7.0%
Contract Year 4	6.0%
Contract Year 5	5.0%
Contract Year 6	4.0%
Contract Year 7 or later	0.0%

*     The years referenced in the CDSC table above refer to the years since Issue Date. During the years that a CDSC may apply, you may withdraw 10% of the Purchase Payment during the first Contract Year and 10% of the Account Value as of the previous Contract Anniversary Date after the first Contract Year without the application of any CDSC (Free Withdrawal Amount).  CDSCs are waived on Income Withdrawals equal to or less than the Annual Income Amount under the Benefit, as well as RMD withdrawals, even if the withdrawal exceeds the Free Withdrawal Amount available. However, even if CDSCs do not apply, all withdrawals may be subject to negative Interim Value adjustments, taxes, and tax penalties.

The next table describes the adjustments, in addition to any transaction expenses, that apply if all or a portion of the Account Value is removed from an Index Strategy before the expiration of an Index Strategy Term.

Adjustments	Maximum
Interim Value Adjustment Maximum Potential Loss (as a percentage of your investment in an Index Strategy)[1]	100%
1.	An Interim Value adjustment will apply upon any withdrawal, death benefit payment, transfer, Annuitization, Benefit charge or surrender that occurs during an Index Strategy Term other than on the Index Strategy Start Date or Index Strategy End Date. An Interim Value adjustment may be positive, negative or equal to zero. A negative Interim Value adjustment will result in loss.

The next table describes the maximum fees and expenses that you will pay each year during the time that you own the Contract (not including Portfolio fees and expenses). Your current fees and expenses may be less than the maximum.

Annual Contract Expenses	Current	Maximum
Base Contract[1] Index Linked Variable Income Benefit Charge (as a percentage of the Account Value)	1.30%[2] 1.45%[3]	1.30%[2] 1.45%[3]
1.	Mortality and expense risk charge and administration charge (as a percentage of the net assets of the Variable Option)
2.	For Net Purchase Payments equal to or greater than $1,000,000 the charge will be 1.20%.
3.	The Benefit is included upon issuance of the Contract. The Benefit may be cancelled after three years. If it is cancelled the Benefit charge will no longer apply.

In addition to the fees described above, we limit the amount you can earn on the Index Strategies. This means your Index Credit may be lower than the Index Return. In return for accepting this limit on Index gains, you will receive some protection from Index losses.

May 1, 2026Initial Summary Prospectus 17

The next item shows the maximum total operating expenses charged by the Portfolio that you may pay periodically during the time that you own the Annuity. Expenses may change over time and may be higher or lower in the future.  More information about the Portfolio, including its annual expenses, may be found in Appendix A of this prospectus.

Annual Portfolio Company Expenses
(expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	Minimum	Maximum
	0.57%	0.57%

Example

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other annuity contracts that offer variable options. These costs include Transaction Expenses, Annual Annuity Expenses, and Annual Portfolio Expenses.

The Example assumes all Account Value is allocated to the Variable Option. The Example does not reflect Interim Value adjustments. Your costs could differ from those shown below if you invest in the Index Strategies.

The Example assumes that you invest $100,000 in the Variable Options for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of Annual Portfolio Expenses and optional benefits available for an additional charge. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Assuming Maximum Fees and Expenses of any of the Portfolios Available
	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period:	$11,530	$17,709	$22,968	$36,542
If you annuitize your Contract at the end of the applicable time period:	$3,406	$10,379	$17,569	$36,542
If you do not surrender your Contract at the end of the applicable time period:	$3,406	$10,379	$17,569	$36,542

	Assuming Minimum Fees and Expenses of any of the Portfolios Available
	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period:	$11,530	$17,709	$22,968	$36,542
If you annuitize your Contract at the end of the applicable time period:	$3,406	$10,379	$17,569	$36,542
If you do not surrender your Contract at the end of the applicable time period:	$3,406	$10,379	$17,569	$36,542

May 1, 2026Initial Summary Prospectus 18

APPENDIX A – INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

Certain Investment Options may not be available through certain financial intermediaries. See Appendix G, “Financial Intermediary Variations” and the Cover Page of the statutory prospectus  for additional information.

Variable Options

The following is the Portfolio available under the Contract. More information about the Portfolio is available in the prospectus for the Portfolio, which may be amended from time to time and can be found online at www.prudential.com/regdocs/PLAZ-FlexGuard-INC-STAT. You can also request this information at no cost by calling 1-800-346-3778 or by sending an email to service@prudential.com.

The current expenses and performance information below reflects fees and expenses of the Portfolio, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher, and performance would be lower if these other charges were included. The Portfolio’s past performance is not necessarily an indication of future performance.

Fund Type	Portfolio Company and Advisor/Subadvisor	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Fixed Income	PSF PGIM Government Money Market Portfolio - Class III[1] PGIM Fixed Income	0.57%	3.79%	2.87%	N/A
The additional information below may be applicable to the Portfolios listed in the above table.
PGIM Fixed Income is a business unit of PGIM, Inc.
1.	This Portfolio is not available during the Income Stage of the Benefit.

Index-Linked Options

The following is a list of Index Strategies currently available under the Contract. We may change the features of the Index Strategies listed below (including the Index and the current limits on Index gains and losses), offer new Index Strategies, and terminate existing Index Strategies. We will provide you with written notice before making any changes other than changes to current limits on Index gains. Information about current limits on Index gains is available at www.prudential.com/flexguard-income-rates. While the Benefit remains in force, you may not be able to invest in certain Index Strategies, as noted below.

Note: If amounts are removed from an Index Strategy before the end of its Index Strategy Term, we will apply an Interim Value adjustment. This may result in a significant reduction in your Account Value that could exceed any protection from Index loss that would be in place if you waited until the end of the Strategy Term.

See “Description of Insurance Company, Registered Separate Account, and Investment Options” in the prospectus for a description of the Index Strategies’ features. See “Charges and Adjustments” in the prospectus for more information about Interim Value adjustments.

Index	Type of Index	Index Strategy Term	Index Crediting Methodology	Current Limit on Index Loss (if held until end of Index Strategy Term)	Minimum Limit on Index Gain (for the life of the Index Strategy)
Point-to-Point with Cap Index Strategy
S&P 500®1	U.S. Large-Cap Equities	1-Year	Point-to-Point with Cap Index Strategy	10% Buffer	Minimum Cap Rate: 1%
MSCI EAFE[1]	International Equities	1-Year	Point-to-Point with Cap Index Strategy	10% Buffer	Minimum Cap Rate: 1%
Invesco QQQ ETF[2]	Large-Cap Equities	1-Year	Point-to-Point with Cap Index Strategy	10% Buffer	Minimum Cap Rate: 1%
iShares® Russell 2000 ETF[2]	U.S. Small-Cap Equities	1-Year	Point-to-Point with Cap Index Strategy	10% Buffer	Minimum Cap Rate: 1%
S&P 500®1	U.S. Large-Cap Equities	1-Year	Point-to-Point with Cap Index Strategy	15% Buffer	Minimum Cap Rate: 1%
MSCI EAFE[1]	International Equities	1-Year	Point-to-Point with Cap Index Strategy	15% Buffer	Minimum Cap Rate: 1%

May 1, 2026Initial Summary Prospectus 19

Invesco QQQ ETF[2]	Large-Cap Equities	1-Year	Point-to-Point with Cap Index Strategy	15% Buffer	Minimum Cap Rate: 1%
iShares® Russell 2000 ETF[2]	U.S. Small-Cap Equities	1-Year	Point-to-Point with Cap Index Strategy	15% Buffer	Minimum Cap Rate: 1%
S&P 500®1	U.S. Large-Cap Equities	1-Year	Point-to-Point with Cap Index Strategy	30% Buffer	Minimum Cap Rate: 1%
MSCI EAFE[1]	International Equities	1-Year	Point-to-Point with Cap Index Strategy	30% Buffer	Minimum Cap Rate: 1%
Invesco QQQ ETF[2]	Large-Cap Equities	1-Year	Point-to-Point with Cap Index Strategy	30% Buffer	Minimum Cap Rate: 1%
iShares® Russell 2000 ETF[2]	U.S. Small-Cap Equities	1-Year	Point-to-Point with Cap Index Strategy	30% Buffer	Minimum Cap Rate: 1%
S&P 500®1	U.S. Large-Cap Equities	1-Year	Point-to-Point with Cap Index Strategy	100% Buffer	Minimum Cap Rate: 1%
S&P 500®1	U.S. Large-Cap Equities	3-Year	Point-to-Point with Cap Index Strategy	10% Buffer	Minimum Cap Rate: 5%
MSCI EAFE[1]	International Equities	3-Year	Point-to-Point with Cap Index Strategy	10% Buffer	Minimum Cap Rate: 5%
iShares® Russell 2000 ETF[2]	U.S. Small-Cap Equities	3-Year	Point-to-Point with Cap Index Strategy	10% Buffer	Minimum Cap Rate: 5%
AB 500 Plus IndexSM1	U.S. Large-Cap Equities with Exposure to Global Equity Markets	3-Year	Point-to-Point with Cap Index Strategy	10% Buffer	Minimum Cap Rate: 5%
S&P 500®1	U.S. Large-Cap Equities	3-Year	Point-to-Point with Cap Index Strategy	20% Buffer	Minimum Cap Rate: 5%
iShares® Russell 2000 ETF[2]	U.S. Small-Cap Equities	3-Year	Point-to-Point with Cap Index Strategy	20% Buffer	Minimum Cap Rate: 5%
MSCI EAFE[1]	International Equities	3-Year	Point-to-Point with Cap Index Strategy	20% Buffer	Minimum Cap Rate: 5%
AB 500 Plus IndexSM1	U.S. Large-Cap Equities with Exposure to Global Equity Markets	3-Year	Point-to-Point with Cap Index Strategy	20% Buffer	Minimum Cap Rate: 5%
S&P 500®1	U.S. Large-Cap Equities	6-Year	Point-to-Point with Cap Index Strategy	20% Buffer	Minimum Cap Rate: 10%
MSCI EAFE[1]	International Equities	6-Year	Point-to-Point with Cap Index Strategy	20% Buffer	Minimum Cap Rate: 10%
iShares® Russell 2000 ETF[2]	U.S. Small-Cap Equities	6-Year	Point-to-Point with Cap Index Strategy	20% Buffer	Minimum Cap Rate: 10%
AB 500 Plus IndexSM1	U.S. Large-Cap Equities with Exposure to Global Equity Markets	6-Year	Point-to-Point with Cap Index Strategy	20% Buffer	Minimum Cap Rate: 10%
Dimensional International Equity Focus[1]	International Equities	6-Year	Point-to-Point with Cap Index Strategy	20% Buffer	Minimum Cap Rate: 10%
S&P 500®1	U.S. Large-Cap Equities	6-Year	Point-to-Point with Cap Index Strategy	30% Buffer	Minimum Cap Rate: 10%

May 1, 2026Initial Summary Prospectus 20

MSCI EAFE[1]	International Equities	6-Year	Point-to-Point with Cap Index Strategy	30% Buffer	Minimum Cap Rate: 10%
iShares® Russell 2000 ETF[2]	U.S. Small-Cap Equities	6-Year	Point-to-Point with Cap Index Strategy	30% Buffer	Minimum Cap Rate: 10%
AB 500 Plus IndexSM1	U.S. Large-Cap Equities with Exposure to Global Equity Markets	6-Year	Point-to-Point with Cap Index Strategy	30% Buffer	Minimum Cap Rate: 10%
Dimensional International Equity Focus[1]	International Equities	6-Year	Point-to-Point with Cap Index Strategy	30% Buffer	Minimum Cap Rate: 10%
Enhanced Cap Rate Index Strategy (For Annuities with an Application Sign Date on or after July 1, 2024)
S&P 500®1, Spread A	U.S. Large-Cap Equities	1-Year	Enhanced Cap Rate Index Strategy	10% Buffer	Minimum Cap Rate: 1% Maximum Spread: 3%
S&P 500®1, Spread B	U.S. Large-Cap Equities	1-Year	Enhanced Cap Rate Index Strategy	10% Buffer	Minimum Cap Rate: 1% Maximum Spread: 3%
MSCI EAFE[1], Spread A	International Equities	1-Year	Enhanced Cap Rate Index Strategy	10% Buffer	Minimum Cap Rate: 1% Maximum Spread: 3%
MSCI EAFE[1], Spread B	International Equities	1-Year	Enhanced Cap Rate Index Strategy	10% Buffer	Minimum Cap Rate: 1% Maximum Spread: 3%
S&P 500®1, Spread A	U.S. Large-Cap Equities	1-Year	Enhanced Cap Rate Index Strategy	15% Buffer	Minimum Cap Rate: 1% Maximum Spread: 3%
S&P 500®1, Spread B	U.S. Large-Cap Equities	1-Year	Enhanced Cap Rate Index Strategy	15% Buffer	Minimum Cap Rate: 1% Maximum Spread: 3%
MSCI EAFE[1], Spread A	International Equities	1-Year	Enhanced Cap Rate Index Strategy	15% Buffer	Minimum Cap Rate: 1% Maximum Spread: 3%
MSCI EAFE[1], Spread B	International Equities	1-Year	Enhanced Cap Rate Index Strategy	15% Buffer	Minimum Cap Rate: 1% Maximum Spread: 3%
Step Rate Plus Index Strategy
S&P 500®1	U.S. Large-Cap Equities	1-Year	Step Rate Plus Index Strategy	5% Buffer	Minimum Step Rate: 1% Minimum Participation Rate: 60%
MSCI EAFE[1]	International Equities	1-Year	Step Rate Plus Index Strategy	5% Buffer	Minimum Step Rate: 1% Minimum Participation Rate: 60%
S&P 500®1	U.S. Large-Cap Equities	1-Year	Step Rate Plus Index Strategy	10% Buffer	Minimum Step Rate: 1% Minimum Participation Rate: 60%

May 1, 2026Initial Summary Prospectus 21

Tiered Participation Rate Index Strategy
S&P 500®1	U.S. Large-Cap Equities	6-Year	Tiered Participation Rate Index Strategy	5% Buffer	Minimum Participation Rate: 100% Maximum Tier Level: 35%
MSCI EAFE[1]	International Equities	6-Year	Tiered Participation Rate Index Strategy	5% Buffer	Minimum Participation Rate: 100% Maximum Tier Level: 35%
iShares® Russell 2000 ETF[2]	U.S. Small-Cap Equities	6-Year	Tiered Participation Rate Index Strategy	5% Buffer	Minimum Participation Rate: 100% Maximum Tier Level: 35%
AB 500 Plus IndexSM1	U.S. Large-Cap Equities with Exposure to Global Equity Markets	6-Year	Tiered Participation Rate Index Strategy	5% Buffer	Minimum Participation Rate: 100% Maximum Tier Level: 35%
Dimensional International Equity Focus[1]	International Equities	6-Year	Tiered Participation Rate Index Strategy	5% Buffer	Minimum Participation Rate: 100% Maximum Tier Level: 35%
S&P 500®1	U.S. Large-Cap Equities	6-Year	Tiered Participation Rate Index Strategy	10% Buffer	Minimum Participation Rate: 100% Maximum Tier Level: 35%
MSCI EAFE[1]	International Equities	6-Year	Tiered Participation Rate Index Strategy	10% Buffer	Minimum Participation Rate: 100% Maximum Tier Level: 35%
AB 500 Plus IndexSM1	U.S. Large-Cap Equities with Exposure to Global Equity Markets	6-Year	Tiered Participation Rate Index Strategy	10% Buffer	Minimum Participation Rate: 100% Maximum Tier Level: 35%
Dimensional International Equity Focus[1]	International Equities	6-Year	Tiered Participation Rate Index Strategy	10% Buffer	Minimum Participation Rate: 100% Maximum Tier Level: 35%
Dual Directional Index Strategy
S&P 500®1	U.S. Large-Cap Equities	1-Year	Dual Directional Index Strategy	10% Buffer	Minimum Cap Rate: 1%
S&P 500®1	U.S. Large-Cap Equities	1-Year	Dual Directional Index Strategy	15% Buffer	Minimum Cap Rate: 1%
S&P 500®1	U.S. Large-Cap Equities	6-Year	Dual Directional Index Strategy	10% Buffer	Minimum Cap Rate: 10%
S&P 500®1	U.S. Large-Cap Equities	6-Year	Dual Directional Index Strategy	15% Buffer	Minimum Cap Rate: 10%
S&P 500®1	U.S. Large-Cap Equities	6-Year	Dual Directional Index Strategy	20% Buffer	Minimum Cap Rate: 10%

1. This Index is a “price return index,” not a “total return index,” and therefore does not reflect the dividends paid on the securities composing the Index, which will reduce the Index Return and may cause the Index to underperform a direct investment in the securities composing the Index.
2. This Index is an ETF. Index Values are based on the ETF’s closing prices. The Index Values reflect a “price return,” not a “total return,” and therefore

May 1, 2026Initial Summary Prospectus 22

do not reflect the dividends paid on the securities in which the ETF invests. In addition, fees and costs are deducted from the ETF, which reduces the ETF’s performance. These factors will reduce the Index Return and may cause the Index to underperform a direct investment in the ETF or the securities which the ETF invests.

•	Depending on the Index Strategy, the maximum amount of loss that you could experience from negative Index performance, after taking into account the current limits on Index loss provided under the Annuity, ranges from 0% (with 100% buffer) to 95%
(with 5% buffer).

•	The Company does not guarantee that the Annuity will always offer Index Strategies that limit Index losses, which would mean risk of loss of the entire amount invested.

•	The Company limits the amount you can earn on an Index Strategy.

○	For Point-to-Point with Cap Index Strategies, the Guaranteed Minimum Cap Rate equals 1% for a one-year Index Strategy
Term, 5% for a three-year Index Strategy Term and 10% for a six-year Index Strategy Term.

○	For Enhanced Cap Rate Index Strategies, the Guaranteed Minimum Cap Rate equals 1% and the Guaranteed Maximum Spread equals 3% for a one-year Index Strategy Term.

○	For Step Rate Plus Index Strategies, the Guaranteed Minimum Step Rate equals 1% and the Guaranteed Minimum Participation Rate equals 60%.

○	For Tiered Participation Rate Index Strategies, the Guaranteed Minimum Participation Rate equals 100% and the Guaranteed Maximum Tier Level equals 35%.

○	For Dual Directional Index Strategies, the Guaranteed Minimum Cap Rate equals 1% for a one-year Index Strategy Term and 10% for a six-year Index Strategy Term.

Investment Restrictions Related to the Benefit: During the Income Stage, only one-year Point-to-Point with Cap, one-year Dual Directional, one-year Step Rate Plus, and one-year Enhanced Cap Rate Index Strategies are available for investment.

See below for availability information during Income Stage for Step Rate Plus and Enhanced Cap Rate.
• Step Rate Plus - Available on FlexGuard Income contracts with an Index Anniversary Date of July 1, 2025 and after.
• Enhanced Cap Rate - Available on all FlexGuard Income contracts with an Index Anniversary Date of July 1, 2025 and after an Application Sign Date on/after July 1, 2024.

May 1, 2026Initial Summary Prospectus 23

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The Prudential Insurance Company of America
751 Broad Street
Newark, NJ 07102-3777

The statutory prospectus and statement of additional information (SAI) include additional information. The statutory prospectus and SAI are dated the same as this summary prospectus and are incorporated by reference. The statutory prospectus and SAI are available, without charge, upon request. For a free copy of the SAI, call us at 1-888-PRU-2888, visit our website at www.prudential.com/regdocs/PLAZ-FlexGuard-INC-STAT, or write to us at: Prudential Annuities Service Center, P.O. Box 7960, Philadelphia, PA 19176.

Reports and other information about Pruco Life Insurance Company is available on the SEC’s website at  www.sec.gov, and that copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Edgar Contract Identifier: C000229497; C000264559	PLAZFGINCPROS-ISP